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                           SERVICE QUOTATION FOR DIDAX

TO: Steve Sedlmeyer                 QUOTE DATE: 12/9/97
    Didax                           QUOTE VALID TO: 12/31/97
    4501 Daley Drive                QUOTE NUMBER: 25181.0000.1
    Suite 103                       SERVICE LEVEL: INTERNET ADVANTAGE, FLEX T1,
                                                   BRONZE
    Chantilly, VA  22021
    USA

Service Period (please check one as applicable):

   / /  1 Year          /X/  2 Years           / /  3 Years

The Service Period shall commence upon the provisioning by BBN Corporation, a subsidiary of GTE Internetworking Incorporated ( "we", "our", or "us" ), to you of the services listed on this Service Quotation.


RECURRING FEES (1 YEAR CONTRACT)           LIST PRICE    DISCOUNT          MONTHLY       ANNUAL
--------------------------------           ----------    --------          -------       ------
Bronze T1 service Fee - Usage at 64kb       $995.00       5.0% 5.00        $945.25     $11,343.00
Leased circuit monthly recurring                               5.00        $582.28     $ 6,987.36
                                                                           -------     ----------
                                                                         $1,527.53     $18,330.36

ONE-TIME FEES                                            DISCOUNT         ONE-TIME
-------------                                            --------         --------
Teleinstall - Bronze, T1                      $0.00       100.0% 0.00        $0.00
Leased Circuit Installation Fee                                  0.00        $0.00
                                                                             $0.00

Internet Advantage v4.0 Bronze Connection Service has been designed for customers who view the Internet as a strategic resource and require a high level of reliability, quality, and performance to use the Internet as a vehicle for collaboration and commerce.

Internet Advantage Bronze Connection Service is monitored and maintained 24 hours per day, 365 days a year by experienced operators, technicians, and analysts. Even if a problem lies beyond our network, we will help you resolve it.

We are committed to providing a reliable, high quality network to support the Internet Advantage Service. Service level guarantees are available to eligible Internet Advantage customers who experience unplanned network outages. Please consult our home page on the World Wide Web at http://www.bbn.com for more details on our current service level guarantee.

Internet Advantage Bronze Connection Service includes the following services at no additional charge:

- Domain Name Service (DNS): Primary and secondary DNS are provided for up to 10 domains and 100 kilobytes of associated zone data file storage. We will also register up to 10 domain names for you with InterNIC. Initial registration and ongoing maintenance fees for each domain name will be billed to you directly by InterNIC.

- Usage Reporting: Provides graphical weekly summaries of traffic statistics from your Internet connection for monitoring and capacity planning purposes.

- Network News Feed: Access to a virtually unlimited number of Internet news groups, bulletin boards, and discussion forums.

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                           SERVICE QUOTATION FOR DIDAX

TO: Steve Sedlmeyer              QUOTE DATE:   12/9/97
    Didax                        QUOTE VALID TO: 12/31/97
    4501 Daley Drive             QUOTE NUMBER:    25181.0000.1
    Suite 103                    SERVICE LEVEL: INTERNET ADVANTAGE, FLEX T1, BRO
    Chantilly, VA  22021
    USA

For an additional charge, customer premises equipment (router and CSU/DSU) and associated maintenance may be purchased from us.

New customer orders for Internet Advantage Bronze Connection Service must be placed for at least an initial one-year term. Service discounts may be available for multi-year commitments, multiple connections, educational institutions, and charitable organizations. Activation, advanced service, and hardware-related fees are not discountable.

Telco-related fees contained within this quotation may be estimates and are not discountable. In all cases, we will bill customers for actual incurred telco charges.

An invoice for the first prorated month of service plus the activation fees will be issued at the time of activation. Flexible-rate T1 customers whose service activation date occurs after the first of the month will receive a prorated bill for that first partial month based on the rate of the 2 kbps usage band, regardless of actual usage. Normal 95th percentile usage-based monthly billing will commence with the first full month following service activation, according to the following schedule:

Usage              Monthly Fee
Up to 2 kbps        $  350
Up to 64 kbps       $  995
Up to 128 kbps      $1,150
Up to 256 kbps      $1,650
Up to 384 kbps      $1,995
Up to 768 kbps      $2,350
Over 768 kbps
$2,850

All invoices are payable net 30 days. Applicable taxes will be additional.

This Service Quotation is applicable only for Version 4.0 of Internet Advantage Bronze. This Service Quotation does not entitle you to any future versions or releases of such service which we may make available during the Service Period unless separately agreed to in writing by the parties.

*ENCLOSED PRICING INCLUDES THREE MONTHS OF FREE SERVICE

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                           SERVICE QUOTATION FOR DIDAX

TO:  Steve Sedlmeyer            QUOTE DATE:  12/9/97
     Didax                      QUOTE VALID TO:  12/31/97
     4501 Daley Drive           QUOTE NUMBER:  25181.0000.1
     Suite 103                  SERVICE LEVEL: INTERNET ADVANTAGE, FLEX T1, BRO
     Chantilly, VA  22021
     USA

Additional Terms:

(a) The Service Quotation and all Services that may be provided pursuant to this Service Quotation are subject to the terms and conditions of (a) the Master Agreement for Internet Services or the Internet Services and Products Master Agreement previously signed by you (or, if you have not signed such a Master Agreement, the terms and conditions of the current Master Agreement for Internet Services), and (b) the Service Schedule for the applicable Services you are purchasing as indicated in this Service Quotation.

(b) Final acceptance of this Service Quotation by us is subject to credit check approval, and confirmation of a valid Master Agreement and Service Schedule signed by Customer.

(c) Any terms and conditions (including but not limited to those contained in a purchase order issued by Customer) which are different from or in addition to the terms and conditions contained in this Service Quotation, the applicable Master Agreement, and/or the applicable Service Schedule(s) signed by Customer, shall not be binding on us unless expressly accepted in writing, herein or otherwise, by our authorized representative, and we hereby object to and reject all terms and conditions not so accepted.


Customer (Type or Print Full Name): DIDAX INC.
                                   ---------------------------------------------

Signature:  /s/ William H. Bowers          Date:  12/15/97
           -------------------------------       -------------------------------

Print Name: William H. Bowers              Title:  Chief Operations Officer
           -------------------------------       -------------------------------


PURCHASE ORDERS SHOULD BE MADE OUT TO:
                       GTE Internetworking
                       Attention: Cecilia Brooks
                       22 Moulton Street MS 3/a
                       Cambridge, MA 02138

Should you have questions about this quotation, please contact Cecilia Brooks at 617-873-5622, Fax: 617-873-3599, E-mail: cbrooks@bbnplanet.com

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                        SERVICE QUOTATION FOR THE DIDAX

TO: Steve Sedlmeyer                    QUOTE DATE: 11/30/97
    Didax                              QUOTE VALID TO: 12/31/97
    4501 Daley Drive, Suite 103        QUOTE NUMBER:  22891.0000.2
    Chantilly, VA 22021                SERVICE LEVEL: WEB ADVANTAGE, COLLOCATED
    USA

Service Period (please check one as applicable):

  / /   1 Year        /X/  2 Years        / /   3 Years


The Service Period shall commence upon the provisioning by BBN Corporation, a subsidiary of GTE Internetworking Incorporated ( "we", "our", or "us" ), to you of the services listed on this Service Quotation.

RECURRING FEES (2 YEAR CONTRACT)                              LIST PRICE        DISCOUNT        MONTHLY        ANNUAL
--------------------------------                              ----------        --------        -------        ------
 WA Collocated Premier 0.5 mbps Bandwidth Fee                                      0.00         $800.00       $9,600.00
 Full Rack monthly Fee                                        $2,000.00            10%        $1,800.00      $21,600.00
 50 Additional IP Monthly Fee                                   $450.00            10%          $405.00       $4,860.00
                                                                                                -------       ---------
                                                                                              $3,005.00      $36,060.00

ONE-TIME FEES                                                                                  ONE-TIME
-------------                                                                                  --------
**WA Collocated Setup Fee                                                                          $0.0
  (Set-up Fee waived through 12/31/97, List price $1,000.00)
50 Additional IP Set-up Fee                                                                     $500.00
                                                                                                -------
  (List price $75.00/IP, discounted at $10.00/IP)                                               $500.00


Web Advantage is a high performance, highly reliable, high bandwidth, Web hosting service designed for organizations who see an expanding role for the Web in reaching their strategic business goals. Web Advantage Collocation service provides usage up to 0.5 Mbit/sec in the first monthly bandwidth usage fee. An invoice for the first prorated month of service plus the setup fees will be issued at the time of setup. Web Advantage Collocation customers whose service setup date occurs after the first of the month will receive a prorated bill for that first partial month based on the service fee, regardless of the actual usage. Normal 95th percentile usage-based monthly billing will commence with the first full month following setup, according to the following fee schedule:


- Up to 0.5 Mbit/sec is included in $800 Monthly bandwidth usage fee
- Up to 1.0 Mbit/sec $1,400 Monthly bandwidth usage fee
- Up to 2.0 Mbit/sec $2,200 Monthly bandwidth usage fee
- Up to 5.0 Mbit/sec $5,000 Monthly bandwidth usage fee
- Up to 10.0 Mbit/sec $8,000 Monthly bandwidth usage fee


**WA COLLOCATED SET-UP FEE WAIVED IF PURCHASE IS MADE BY 12/31/97

Tape Backup: $300 per server (daily incremental, full weekly, with off-site rotation).

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                   SERVICE QUOTATION FOR THE TALENT ALLIANCE

 TO: Steve Sedlmeyer                  QUOTE DATE: 11/30/97
     Didax                            QUOTE VALID TO: 12/31/97
     4501 Daley Drive, Suite 103      QUOTE NUMBER: 22891.0000.2
     Chantilly, VA 22021              SERVICE LEVEL: WEB ADVANTAGE, COLLOCATION
     USA

Additional Terms:

(a) The Service Quotation and all Services that may be provided pursuant to this Service Quotation are subject to the terms and conditions of (a) the Master Agreement for Internet Services or the Internet Services and Products Master Agreement previously signed by you (or, if you have not signed such a Master Agreement, the terms and conditions of the current Master Agreement for Internet Services), and (b) the Service Schedule for the applicable Services you are purchasing as indicated in this Service Quotation.


(b) Final acceptance of this Service Quotation by us is subject to credit check approval, and confirmation of a valid Master Agreement and Service Schedule signed by Customer.

(c) Any terms and conditions (including but not limited to those contained in a purchase order issued by Customer) which are different from or in addition to the terms and conditions contained in this Service Quotation, the applicable Master Agreement, and/or the applicable Service Schedule(s) signed by Customer, shall not be binding on us unless expressly accepted in writing, herein or otherwise, by our authorized representative, and we hereby object to and reject all terms and conditions not so accepted.


Customer (Type or Print Full Name): DIDAX INC.
                                   ---------------------------------------------

Signature:  /s/ William H. Bowers          Date:  12/15/97
           -------------------------------       -------------------------------

Print Name: William H. Bowers              Title:  Chief Operations Officer
           -------------------------------       -------------------------------



PURCHASE ORDERS SHOULD BE MADE OUT TO:
                          GTE Internetworking
                          Attention: Cecilia E. Brooks
                          22 Moulton Street, MS 3/a
                          Cambridge, MA 02138

Should you have questions about this quotation, please contact Cecilia E. Brooks at 617-873-5622, E-mail: cbrooks@bbnplanet.com

[GTE INTERNETWORKING LOGO]

This Service Schedule ("Service Schedule"), together with:

- The Master Agreement for Internet Services, or the Internet Services and Products Master Agreement (one of which has been signed by you) (the "Master Agreement"); and

- The applicable service quotation signed by you describing the particular Internet services you are purchasing ("Quotation");

collectively constitute an agreement ("Agreement") between BBN Corporation ("we", "our", or "us"), a subsidiary of GTE Internetworking Incorporated, and the customer listed below ("you", "your", or "yours"). The terms and conditions of the Master Agreement are incorporated herein by reference.

1. Covered Services. We will provide you with Internet Advantage(SM) Connection Service ("IA Service") and/or Site Patrol(SM) Security Service ("SP Service"), to the extent listed in the applicable Quotation and in any future Quotations which we may provide to you in the future for additional IA Service and/or SP Service (hereinafter individually referred to as a "Service" and collectively as "Services"). Our commencement of providing the applicable Service to you shall constitute our acceptance of this Service Schedule.

2. Service Description. We will provide you with the Services as described in the Service Description ("Service Description") for the version of the IA Service and/or the SP Service, as indicated on the applicable Quotation. Service Descriptions are available from your sales representative.

3. Service Quality Assurances. We are committed to providing you with reliable, high quality Services, and we may offer certain assurances about the quality of Services. Descriptions of any such current assurances for the IA Service and/or the SP Service ("Service Quality Assurances") are available on the Internet at http://www.bbn.com or from your sales representative. We reserve the right to change, amend, or revise Service Quality Assurances at any time. In the event of any change in any Service Quality Assurances, your warranties and/or remedies may change. Any warranties and/or remedies described in the then-current Service Quality Assurances for the applicable Service are your sole remedies under the Agreement.

4. Service Period. We will provide the Services to you for the period specified in the applicable Quotation (the "Service Period").

5. Renewal. We encourage you to contact us prior to the expiration of the then-current Service Period to renew the applicable Services for an additional term of one (1) year or greater. If the Service Period expires before it has been renewed in writing, then we may continue to provide you with the Services on a month-to-month basis, at 105% of our then-current undiscounted list prices, until the Service Period has been renewed in writing. Either party may terminate the Services without penalty during the month-to-month holdover period by providing at least sixty (60) days prior written notice to the other party.

6. Prices and Invoices. Prices for Services are listed in the applicable Quotation. We will invoice you in accordance with the applicable Quotation. All invoices are payable net thirty (30) days. Prices are exclusive of any applicable taxes, tariffs, telecommunications surcharges, or other governmental fees or charges that may be imposed from time to time by applicable law or regulation. We may suspend or terminate Services if any invoice remains unpaid for more than sixty (60) days. Any such suspension or termination will not relieve you from your payment obligations.

7. Price Changes. Prices are valid for the then-current Service Period. In the event that we change the prices for a Service, the change will be effective
(a) upon expiration of the then-current Service Period (if you are receiving the Service under a defined Service Period), or (b) within thirty (30) days of the announcement of such price change (if you are receiving the Service on a month-to-month basis).

8. Service Cancellation. You may cancel a Service at any time during the Service Period by providing sixty (60) days prior written notice. If you cancel, you agree to pay us (a) all Service fees accrued as of the cancellation date, (b) an early cancellation fee in an amount equal to seventy-five percent (75%) of Service fees due for the cancelled portion of the Service Period, and
(c) any telephone company circuit cancellation charges incurred by us as a result of your cancellation. If you elect IA Service with flexible pricing, the cancellation fees shall be calculated based upon the applicable price for the lowest IA Service usage band.

9. Provisions Applicable to IA Service and SP Service. Certain additional terms apply to IA Service and SP Service, as set forth on Page 2 of this Service Schedule.

10. Miscellaneous. Any changes, additions, or amendments to this standard Service Schedule are not effective unless agreed to in writing by our authorized representative.

PLEASE SIGN BELOW TO INDICATE YOUR UNDERSTANDING AND ACCEPTANCE OF THE TERMS OF THIS SERVICE SCHEDULE.

Company (Type or Print Full Customer Name):  DIDAX INC.
                                             -----------------------------------
Signature:  /s/ William H. Bowers            Date:  12/15/97
            -------------------------------         ----------------------------
Print Name: William H. Bowers                Title: Chief Operations Officer
            -------------------------------         ----------------------------

     IA/SP Service Schedule                                          Page 1 of 2

[GTE INTERNETWORKING LOGO]


Internet Advantage Service Provisions. If you are purchasing IA Service, the following additional terms apply:

     Software License. In the event that you are provided with or purchase any equipment containing software in conjunction with IA Service, you agree to comply with any applicable third party software license terms relating to such software. The limitation of liability and indemnification terms in the Master Agreement apply to the manufacturers and licenses of such third party equipment and/or software.

     Compliance with Law. You agree to comply with all applicable laws, including U.S. export laws relating to the transmission of technical data or other information through the IA Service.

     Network Disruptions. You agree not to use the IA Service for illegal purposes, or to interfere with or disrupt other network users, network services or network equipment. Interference or disruptions include, but are not limited to, distribution of unsolicited advertising or chain letters, propagation of computer worms and viruses, mass mailings of unsolicited electronic mail ("spamming"), and use of the network to make unauthorized entry to any other machine accessible via the network. Violation of the foregoing may result in early termination of the IA Service.

     Resale of Internet Access. You agree not to resell access to the IA Service to third parties, unless you have signed a separate reseller agreement with us.

     IP Address. If we assign IP addresses to you as part of the IA Service, you agree to relinquish use of such IP address or address blocks upon expiration or termination of such IA Service pursuant to this Service Schedule.

     Return of Equipment and Software. Upon termination or expiration of the Service Period (unless extended by the parties), you agree to return to us all hardware and software (other than hardware and software which you have purchased from us) which we have provided to you in connection with the IA Service. In the event such hardware and software is not returned to us within thirty (30) days following such termination or expiration, we will charge you the undepreciated list price of the unreturned hardware and software, in addition to all applicable late return fees.

     Domain Name Fees. Domain name registration and maintenance fees are the responsibility of Customer and will be billed directly to Customer by InterNIC. Such fees are not included in the prices for the IA Service.

Site Patrol Service Provisions. If you are purchasing SP Service, the following additional terms apply:

     SP Service. SP Service is a managed security firewall and proxy gateway service which is designed to make unauthorized connections to your host computers through the Internet connection service on which it is installed more difficult and detectable. SP Service provides monitoring service twenty-four (24) hours per day to assist you to respond to any detected unauthorized connections.

     Software We Provide. In the event we provide any software to you in connection with SP Service, we hereby grant to you a non-exclusive license during the Service Period to use such software on hardware provided by us for the sole purpose of enabling you to use SP Service. Except for the foregoing limited license, you acknowledge that you have no rights in any SP Service-specific software we provide which is installed on hardware provided by us. All right and title in such software shall remain with us or our suppliers.

     Approved Internet Connectivity. You agree to use only such Internet connection service and filtering routers (which must have an Ethernet connection) which we approve.

     Security Policy. You are responsible for your network security policy and security violation response procedures. You understand and acknowledge that SP Service is an important component of a comprehensive network security system, but does not by itself guarantee network security or prevent security incidents. You acknowledge that we are not liable for unauthorized access to your facilities or for damages arising out of unauthorized access. In addition to using SP Service, you understand that to implement a comprehensive security program you should implement a variety of other security measures on your network and on computers connected to your network. A network security program should be tailored to your facility in consultation with skilled professionals.

     Networks with Multiple Connections to Internet. Each SP Service monitors one or more connections to the Internet. If SP Service is installed on an Internet connection to a network and the network has other Internet connections not monitored by SP Service, you should arrange for installation of additional SP Services or other comparable firewall products on these other Internet connections to provide adequate network security.

     Return of Equipment and Software. Upon termination or expiration of the Service Period (unless extended by the parties), you agree to return to us all hardware and software which we have provided to you in connection with the SP Service. In the event such hardware and software is not returned to us within thirty (30) days following such termination or expiration, you agree to permit us to remove such hardware and software from your premises upon reasonable notice during your normal business hours, at your cost and expense. You will also be responsible for all applicable late return fees.



IA/SP Service Schedule                                             Page 2 of 2

                        [GTE INTERNETWORKING LOGO]

This Service Schedule ("Service Schedule"), together with:

- The BBN Master Agreement for Internet Services, or the BBN Internet Services and Products Master Agreement (one of which has been signed by you) (the "Master Agreement"); and

- The applicable BBN service quotation signed by you describing the particular BBN Internet services you are purchasing ("Quotation");

collectively constitute an agreement ("Agreement") between BBN Corporation ("we", "our", or "us") and the customer listed below ("you", "your", or "yours"). The terms and conditions of the Master Agreement are incorporated herein by reference.

1. Covered Services. We will provide you with the Web Advantage(SM) Service ("WA Service" or "Services") listed in the applicable Quotation and in any future Quotations which we may provide to you in the future for additional WA Service. Our commencement of providing Services to you shall constitute our acceptance of this Service Schedule.

2. Service Description. We will provide you with the Services as described in the Service Description ("Service Description") for the version of the WA Service indicated on the Quotation. The Service Description for the WA Service is available from your BBN sales representative.

3. Service Quality Assurances. We are committed to providing you with reliable, high quality Services, and we may offer certain assurances about the quality of Services. A description of any such current assurances for the WA Service ("Service Quality Assurances") is available on the Internet at http://www.bbn.com or from your BBN sales representative. We reserve the right to change, amend, or revise the Service Quality Assurances at any time. In the event of any change in the Service Quality Assurances, your warranties and/or remedies may change. Any warranties and/or remedies described in the then-current Service Quality Assurances are your sole remedies under the Agreement.

4. Service Period. We will provide the Services to you for the period specified in the applicable Quotation (the "Service Period").

5. Renewal. We encourage you to contact us prior to the expiration of the then-current Service Period to renew the applicable Services for an additional term of one (1) year or greater. If the Service Period expires before it has been renewed in writing, then we may continue to provide you with the Services on a month-to-month basis, at 110% of our then-current undiscounted list prices, until the Service Period has been renewed in writing. Either party may terminate the Services without penalty during the month-to-month holdover period by providing at least sixty (60) days prior written notice to the other party.

6. Prices and Invoices. Prices for Services are listed in the applicable Quotation. We will invoice you in accordance with the applicable Quotation. All invoices are payable net thirty (30) days. Prices are exclusive of any applicable taxes, tariffs, telecommunications surcharges, or other governmental fees or charges that may be imposed from time to time by applicable law or regulation. We may suspend or terminate Services if any invoice remains unpaid for more than sixty (60) days. Any such suspension or termination will not relieve you from your payment obligations.

7. Price Changes. Prices are valid for the then-current Service Period. In the event that we change the prices for the Services, the change will be effective (a) upon the expiration of the then-current Service Period (if you are receiving the WA Service under a defined Service Period), or (b) within thirty (30) days of the announcement of such price change (if you are receiving the WA Service on a month-to-month basis).

8. Service Cancellation. You may cancel the WA Service at any time during the Service Period by providing sixty (60) days prior written notice. If you cancel, you agree to pay us (a) all Service fees accrued as of the cancellation date, and (b) an early cancellation fee in an amount equal to seventy-five percent (75%) of Service fees due for the cancelled portion of the Service Period.

9. Provisions Applicable to WA Service. Certain additional terms apply to WA Service, as set forth on Page 2 of this Service Schedule.

10. Miscellaneous. Any changes, additions, or amendments to this standard Service Schedule are not effective unless agreed to in writing by our authorized representative.

PLEASE SIGN BELOW TO INDICATE YOUR UNDERSTANDING AND ACCEPTANCE OF THE TERMS OF THIS SERVICE SCHEDULE.

Company (type or Print Full Name of Customer): DIDAX INC.
                                              ----------------------------------

Signature: /s/ William H. Bowers        Date: 12/15/97
          --------------------------         -----------------------------

Print Names: William H. Bowers          Title: Chief Operations Officer
            ------------------------          ----------------------------

WEB ADVANTAGE SERVICE PROVISIONS. The following additional terms apply to the WA Service you are purchasing under the Agreement:

WA Service Schedule                                                  Page 1 of 2

                        [GTE INTERNETWORKING LOGO]

                                                                SERVICE SCHEDULE
                                                           WEB ADVANTAGE SERVICE


Riches in Content. The provision of Services hereunder does not alter any of your rights, title, or interest in and to content material (including but not limited to text, software, scripts, multimedia images, graphics, audio, video, and other data) which you install or have installed on the BBN server computer (collectively called "Content").

Content Responsibility. You are responsible for installation of and all updates to Content. You assure us that Content: (i) does not infringe or violate the rights of any third party including, but not limited to, intellectual property rights; (ii) is not defamatory or obscene; and (iii) does not violate applicable law. We reserve the right (but shall have no obligation) to disconnect Internet access to any WA Service which we believe in good faith breaches any of the foregoing assurances.

Third Party Software Licenses. If you have purchased any optional functionality which involves the acquisition of third party software through BBN (e.g. Real Audio Software), you agree to sign any required third party license agreements prior to delivery of the third party software.

Compliance with Law. You agree to comply with all applicable laws, including U.S. export laws relating to the transmission of software, technical data and other information through the WA Service.

IP Addresses. Upon termination of your WA Service, you must relinquish use of the IP addresses or address blocks assigned to you by us in connection with such WA Service.

WEB ADVANTAGE DEDICATED UNIX (RELEASE 3.1 AND ABOVE ON SELECT AND PREMIER SERVICES) AND DEDICATED NT (ALL RELEASES AND ALL LEVELS) PROVISIONS. If you are purchasing Web Advantage Dedicated UNIX (Release 3.1 and above on Select and Premier services) and/or Dedicated NT (collectively "WA Ded U/NT Service"), the following terms apply to the WA Ded U/NT Service you are purchasing (in addition to the Web Advantage Service Provisions listed above):

Time & Materials Services. Upon receipt of a written or electronic request from you, we will provide certain optional "Time & Materials Services" in accordance with and to the extent described in the Web Advantage(SM) Server Support Services Service Description. All Time & Materials Services shall be provided on an "AS IS" basis. For Time and Materials Services we shall provide the services of our professional staff at our then current standard hourly rates and shall provide materials at our then current standard prices. Costs incurred by us for travel, subsistence, supplies and/or services shall be billed at our cost plus our standard administrative handling charge. You agree to pay for any such Time & Materials Services, costs, and handling charges promptly in accordance with the terms of this Agreement. You agree that our liability to you for any and all claims or damages relating to or arising out of our provision of Time & Materials Services, whether in contract, text, or otherwise, will not exceed (a) the total amounts paid by you to us for Time & Materials Services during the one (1) year period immediately preceding the event which caused the liability, or (b) One Thousand Dollars (USD$1000), whichever is less; provided, however, that this limitation will not apply to damages to you for bodily injury or destruction of real or tangible personal property proximately caused by our negligence or intentional acts or omissions.

WEB ADVANTAGE SERVICE CUSTOMER ADMINISTRATION PROVISIONS. If you are purchasing Web Advantage Service Customer Administration Service (the "CA Service"), the following terms apply to the CA Service you are purchasing (in addition to the Web Advantage Service Provisions listed above):

Customer Administrative Capability. As part of the CA Service, you will have full server access, including root console access and remote power cycling. Because you have full server access, you will be solely responsible for administration and support of the server, including the operating system, application software and Content. Your responsibilities are detailed in the then-current Service Description for the CA Service, which you acknowledge you have read and understand. You agree to designate qualified personnel to manage such access.






WA Service Schedule                                                Page 2 of 2

                           [GTE INTERNETWORKING LOGO]

                     MASTER AGREEMENT FOR INTERNET SERVICES


THIS MASTER AGREEMENT FOR INTERNET SERVICES, TOGETHER WITH:
     -    THE APPLICABLE SERVICE QUOTATION(S) SIGNED BY YOU ("QUOTATION"); AND
     -    THE APPLICABLE SERVICE SCHEDULE(S) SIGNED BY YOU ("SERVICE
          SCHEDULES");
COLLECTIVELY CONSTITUTE AN AGREEMENT ("AGREEMENT") BETWEEN BBN CORPORATION ("WE", "OUR", OR "US"), A SUBSIDIARY OF GTE INTERNETWORKING INCORPORATED, AND THE CUSTOMER LISTED BELOW ("YOU", "YOUR", AND "YOURS").


1. SERVICES. We will provide you with the Internet services ("Services") specified in the applicable Quotation and as further described in the applicable Service Schedules. Our commencement of providing Services to you under each applicable Service Schedule shall constitute our acceptance of such Service Schedule.

2. SERVICE QUALITY ASSURANCES. We are committed to providing you with reliable, high quality Services, and we may offer certain assurances about the quality of Services, as described in the applicable Service Schedules. These assurances are the only representations which we make about Services and the remedies described in the Service Schedules are your sole remedies if we fail to comply with such assurances. Except for these express assurances, WE DISCLAIM ALL OTHER WARRANTIES OR REPRESENTATIONS, BOTH EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. UNDER NO CIRCUMSTANCES WILL WE BE LIABLE FOR ANY DAMAGES THAT MAY RESULT FROM YOUR USE OF OR INABILITY TO USE SERVICES.

3. IP ADDRESSES. If we assign IP addresses to you as part of a Service, you agree to relinquish use of such IP addresses or address blocks upon expiration or termination of the applicable Service Schedule.

4. RESALE PROHIBITION. Unless expressly permitted by a Service Schedule or separate reseller agreement, you agree not to resell Services to third parties. Your business activity of hosting web sites from a Web Advantage Collocated Server does not violate this clause.

5. INDEMNITY. We will defend you against any claim and indemnify and hold you harmless against any judgment finally awarded against you based on a claim that any hardware or software provided hereunder infringes a copyright, patent, trade secret or other intellectual property right under the laws of the United States, Canada, Japan, or any country which was a member of the European Union on January 1, 1997. Except as stated in the previous sentence, you agree to defend, indemnify and hold us harmless from any claims or damages resulting from your use of Services.

6. LIMITATION OF LIABILITY. You agree that our liability to you for any and all claims or damages relating to or arising out of this Agreement, whether in contract, tort, or otherwise, will not exceed (a) the total amounts paid by you to us during the one (1) year period immediately preceding the event which caused the liability, or (b) One Hundred Thousand Dollars (USD $100,000), whichever is less; provided, however, that this limitation will not apply to damages to you for bodily injury or destruction of real or tangible personal property proximately caused by our negligence or intentional acts or omissions.

7. CONSEQUENTIAL DAMAGES. IN NO EVENT WILL WE OR OUR SUPPLIERS BE LIABLE FOR SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOSS OR DAMAGE TO DATA ARISING OUT OF THE USE OR INABILITY TO USE SERVICES, EVEN IF WE HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8. ACKNOWLEDGMENTS. You acknowledge that you are responsible for the security of your facilities and we are not liable for unauthorized access to such facilities or any damages arising out of unauthorized access. You acknowledge that we may include your name in directories and listings of our customers.

9. MISCELLANEOUS. The terms and conditions of this Agreement supercede all previous agreements or understandings with respect to Services provided under this Agreement. Any changes to this Master Agreement for Internet Services, or to any Service Schedules and/or Quotations, are not effective unless agreed to in writing by our authorized representative. Any terms in this Agreement which you change, or any inconsistent terms on your purchase order or on other forms provided by you, will have no effect unless agreed to in writing by our authorized representative.


PLEASE SIGN BELOW TO INDICATE YOUR UNDERSTANDING AND ACCEPTANCE OF THE TERMS OF THIS AGREEMENT.

Customer (Type or Print Full Name):  DIDAX, Inc.
                                     -------------------------------------------

Signature: /s/ William H. Bowers     Date: 12/15/97
           -----------------------         -------------------------------------

Print Name: William H. Bowers        Title: Chief Operations Officer
            ----------------------          ------------------------------------